SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) AUGUST 17, 2004
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                           RCG COMPANIES INCORPORATED
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-8662                  23-2265039
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(State or other jurisdiction     (Commission File            (IRS Employer
 or incorporation)                    Number)             Identification No.)

         6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code            (704) 366-5054
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          (Former name or former address, if changed since last report)

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Item  5. Regulation FD Disclosure.

      On August 17, 2004, the Company issued a press release announcing that the agreement to acquire Response Personnel, Inc., RPI Professional Alternatives, Inc., RPI Services, Inc., Response Medical Staffing of Connecticut, Inc., and Response Medical Staffing of New Jersey, Inc. was terminated. A copy of the press release is filed as an exhibit herewith.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Exhibits:

         99.1 Press Release dated August 17, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RCG COMPANIES INCORPORATED

                                       By: /s/ Michael Pruitt
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                                            Name: Michael Pruitt
                                            Its: Chief Executive Officer

Dated:  August 18, 2004